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                                                                    EXHIBIT 99.2

                                NOT FOR CITATION

                       IN THE UNITED STATES DISTRICT COURT

                     FOR THE NORTHERN DISTRICT OF CALIFORNIA

                                SAN JOSE DIVISION



ALTERA CORPORATION,                   No.       C 99-21134 JW

               Plaintiff,
                                      ORDER DENYING CLEAR LOGIC'S MOTION FOR
     v.                               SUMMARY JUDGMENT ON TORTIOUS
                                      INTERFERENCE CLAIMS; GRANTING ALTERA'S
CLEAR LOGIC, INC.,                    MOTION FOR SUMMARY JUDGMENT ON UNFAIR
                                      COMPETITION COUNTERCLAIM
               Defendant.

---------------------------------

                                                   (Docket Nos. 173, 180, 188)

                                 I. INTRODUCTION

        The following motions were heard on October 1, 2001: Defendant Clear Logic, Inc.'s ("Clear Logic") motion for summary judgment on Plaintiff Altera Corporation's ("Altera") tortious interference claims, and Altera's motion for summary judgment on Clear Logic's unfair competition counterclaim. Based upon all papers filed to date and the comments of counsel at the hearing, the Court denies Clear Logic's motion for summary judgment and grants Altera's motion for summary judgment.

                                II. BACKGROUND(1)

Altera manufactures programmable logic devices ("PLDs"), which are semiconductor chips that permit customers to program the chip's logical functions. Altera has also developed proprietary software tools that allow


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(1) To the extent evidence is cited or relied upon in this order, the objections to such evidence are overruled.


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customers to create and implement designs that make a PLD serve the functions the customer needs. To use the software for programming, an Altera customer inputs its design specifications into the software, which then produces a ".pof" file, also called a "bitstream file", containing the customer's chip design.
The bitstream is then used to program chips. Altera has invested heavily in its PLDs, software, and customer support services. Altera does not charge its customers for these resources. It is only after a customer designs its chip and places a large-volume order for Altera PLDs that Altera recoups the costs it incurred in providing these resources to its customers.

        Altera licenses its software to its customers through a "clickwrap" mechanism. The provision of the license agreement at issue reads as follows:

        Pursuant to this Agreement, you may:...(b) use the Licensed Programs for the sole purpose of programming logic devices manufactured by ALTERA and sold by ALTERA or its authorized distributors (the "Permitted Use").

        In January of 1998, Clear Logic publicly announced a technology, called ClearShot EDA, that made it possible for a customer to use bitstreams generated by Altera's software to configure Clear Logic application specific integrated circuits ("ASICs"). Clear Logic advertised its technology on its website and invited purchasers of Altera's PLDs to send their bitstreams to Clear Logic. Clear Logic's technology is capable of converting, within just hours, an Altera bitstream into information that can be used by Clear Logic to manufacture its own ASICs. Clear Logic then provides the customer samples that are pin-to-pin compatible with the customer's Altera PLD.

        Altera initiated the present lawsuit in November of 1999 against Clear Logic, alleging, inter alia, intentional interference with contractual relations, namely Altera's software licenses, and intentional interference with prospective contractual relations. Clear Logic counterclaimed for unfair competition. The parties' respective motions for summary judgment challenge the factual and legal bases for these claims. The primary issue in dispute is whether Altera's software license prohibits using a bitstream file generated from Altera's software to program a Clear Logic device.

                                 III. STANDARDS

        Summary judgment is proper "if the pleadings, depositions, answers to interrogatories, and admissions on file, together with the affidavits, if any, show that there is no genuine issue as to any material fact and that the moving party is entitled to judgment as a matter of law." Fed. R. Civ. P. 56(c). The purpose of summary judgment "is to isolate and dispose of factually unsupported claims or defenses." Celotex v.Catrett, 477 U.S. 317, 323-324 (1986).

        The moving party "always bears the initial responsibility of informing the district court of the basis for its motion, and identifying those portions of 'the pleadings, depositions, answers to interrogatories, and admissions on file, together with the affidavits, if any' which it believes demonstrate the absence of a genuine issue of material fact." Id. at 323. If he meets this burden, the moving party is then entitled to judgment as a matter of law when the non-moving party


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fails to make a sufficient showing on an essential element of his case with respect to which he bears the burden of proof at trial. Id. at 322-23.

        The non-moving party "must set forth specific facts showing that there is a genuine issue for trial." Fed. R. Civ. P. 56(e). The non-moving party cannot defeat the moving party's properly supported motion for summary judgment simply by alleging some factual dispute between the parties. To preclude the entry of summary judgment, the non-moving party must bring forth material facts, i.e., "facts that might affect the outcome of the suit under the governing law...Factual disputes that are irrelevant or unnecessary will not be counted." Anderson v. Liberty Lobby, Inc., 477 U.S. 242, 247-48 (1986). The opposing party "must do more than simply show that there is some metaphysical doubt as to the material facts." Matsushita Elec. Indus. Co. v. Zenith Radio, 475 U.S. 574, 586
(1986).

        The court must draw all reasonable inferences in favor of the non-moving party, including questions of credibility and of the weight to be accorded particular evidence. Masson v. New Yorker Magazine, Inc., 501 U.S. 496, 520
(1991) (citing Anderson, 477 U.S. at 255); Matsushita, 475 U.S. at 588; T.W. Elec. Serv. v. Pac. Elec. Contractors, 809 F.2d 626, 630 (9th Cir. 1987). It is the court's responsibility "to determine whether the 'specific facts' set forth by the nonmoving party, coupled with undisputed background or contextual facts, are such that a rational or reasonable jury might return a verdict in its favor based on that evidence." T.W. Elec. Serv., 808 F.2d at 631. "[S]ummary judgment will not lie if the dispute about a material fact is 'genuine,' that is if the evidence is such that a reasonable jury could return a verdict for the nonmoving party." Anderson, 477 U.S. at 248. However, "[w]here the record taken as a whole could not lead a rational trier of fact to find for the non-moving party, there is no 'genuine issue for trial.'" Matsushita, 475 U.S. at 587.

                                 IV. DISCUSSION

A. Altera's Claim for Intentional Interference With Contractual Relations

        To establish a claim for intentional interference with contractual relations, a plaintiff must show: (1) the existence of a valid contract; (2) knowledge by the defendant of the existence of the contractual relationship; (3) intentional acts on the part of the defendant intended or designed to disrupt the contractual relationship; (4) actual breach or disruption of the contractual relationship; and (5) damages to plaintiff caused by the acts of defendant. Quelimane Company, Inc. v. Stewart Title Guaranty Co., 19 Cal.4th 26, 55 (1998); Ramona Manor Convalescent Hospital v. Care Enterprises et al., 177 Cal.App.3d 1120, 1130 (1986). Clear Logic contends that it is entitled to summary judgment because Altera cannot satisfy the first, third, and fourth elements cited above. Each of the three elements are discussed below in the same order as they are presented in Clear Logic's briefs.


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        1. Actual Breach Or Disruption

        Clear Logic contends it has not induced actual breach of the software license because, on its face, the use restriction in the software license only limits the licensee's use of the software program, not the output of the program, including the bitstream file. Clear Logic attempts to support its interpretation of the use restriction with evidence that another section of Altera's software license specifically addresses the "direct product" of the software program whereas the use restriction does not. With regard to exporting, Altera's software license provides, "[y]ou shall not export the Licensed Program(s), or the direct product thereof without first obtaining any necessary U.S. or other governmental licenses and approvals." Clear Logic assumes that the phrase "direct product" in the exporting provision means bitstream, and argues that in the absence of this "direct product" language in the use restriction, the use restriction should not be construed to preclude use of the bitstream. Clear Logic also argues that its interpretation of the software program is consistent with Altera's conduct. More specifically, Clear Logic contends that Altera had notice as early as January of 1998 that Clear Logic was asking Altera's customers to send their bitstream files for conversion, and yet, Altera did nothing to stop its customers or Clear Logic until filing suit in November of 1999.

        The Court rejects Clear Logic's arguments because the unambiguous language of the software license provides that the Altera software may only be used to program an Altera device. If the software is used to create a bitstream, which in turn is used to program a Clear Logic device, the software has necessarily been used to program the Clear Logic device. Therefore, using the bitstream to program a Clear Logic device violates Altera's software license. Because the language of the software license is unambiguous, the Court finds it unnecessary to review any of the extrinsic presented by Clear Logic regarding the meaning of the software license, including evidence of Altera's alleged inaction between November of 1998 and January of 1999.

        The Court also finds Clear Logic's analysis of the exporting provision unpersuasive because it assumes that the phrase "direct product" means bitstream without evidentiary support for such an assumption. Moreover, even if Clear Logic's assumption is correct, it does not necessarily support Clear Logic's interpretation of the use restriction. Altera has never contended that the bitstream could be considered separate and distinct from Altera's software. The use restriction limits the use of the program, including use of the program to create the output, for the purpose of programming Altera devices. Therefore, if the output is used to create a non-Altera device, the program must also have been used in the process.

        2. Intent

        Clear Logic next contends that Altera cannot prevail on the tortious interference with contract claim because there is no evidence that Clear Logic intended to cause a breach of the software license. Clear Logic's argument is based


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upon language from the California Supreme Court's decision in Seaman's Direct
Buying Service, Inc. v. Standard Oil Company of California, 36 Cal.3d 752
(1984); however, that language is taken out of context. The Seaman's decision cannot reasonably be construed to require a specific intent to cause a breach. In other words, there is no requirement that the defendant appreciate the legal significance of a contract and what actions would constitute a breach of that contract. Rather, the Seaman's Court makes clear that to prevail on a tortious interference claim, it is sufficient to show a more generalized intent to cause "interference." The Seaman's Court refers with approval to a jury instruction that "[a] defendant is deemed to have acted intentionally if it knew that disruption or interference with an advantageous relationship was substantially certain to result from its conduct." Seaman's, 36 Cal.3d at 766; see also Quelimane Company v. Stewart Title Guaranty Company, 19 Cal.4th; Ramona Manor Convalescent Hospital v. Care Enterprises, 177 Cal.App.3d 1120 (1985).

        Altera has presented more than sufficient evidence to support its allegation that Clear Logic intended to cause interference with the software license, including statements from Clear Logic's personnel, Clear Logic's refusal to indemnify those companies who forwarded their bitstreams, Altera's notification to Clear Logic of its interpretation of the use restriction, and Clear Logic's success in soliciting Cisco as a customer. See Altera's Opposition Brief at 19-20. This evidence raises a triable issue of fact which must be decided by a jury.

        3. Existence of a Valid Contract

        Clear Logic next contends that the software license is unenforceable as against public policy, and therefore cannot serve as the basis of a claim of tortious interference. More specifically, Clear Logic contends that the software license is anticompetitive and unjustifiably raises consumer prices and reduces consumer choice, and perpetuates a kind of "niche monopoly" whereby Altera can raise the prices for its products to anticompetitive levels and unfairly raise barriers to entry to a new competitor such as Clear Logic. These strong accusations lack any factual basis, and therefore must be summarily dismissed.

        For all the reasons set forth above, the Court denies Clear Logic's motion for summary judgment on the claim for tortious interference with contractual relations.

B. Altera's Claim for Intentional Interference With Prospective Contractual Relations

        The basic elements of a claim for intentional interference with prospective contractual relations include: (1) an economic relationship between the plaintiff and some third person containing the probability of future economic benefit to the plaintiff; (2) knowledge by the defendant of the existence of the relationship; (3) that defendant knowingly interfered with plaintiff's expectancy; (4) actual disruption of the relationship; and (5) damages. Further, a plaintiff must show that the alleged interference was wrongful "by some measure beyond the fact of the interference itself." Della Pena


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v. Toyota Motor Sales, U.S.A., Inc., 11 Cal.4th 376, 393 (1995).

        Clear Logic contends that it is entitled to summary judgment on the interference with prospective contractual relations claim because there is no evidence of any wrongful conduct other than the fact of interference itself. The Court disagrees. Altera has presented evidence that Clear Logic made fraudulent misrepresentations to customers. For example, Altera has evidence that Clear Logic told a customer that "Clear Logic will not knowingly manufacture any devices that illegally infringe on the intellectual property rights of a third party." Altera has also submitted "comfort letters" Clear Logic sent to its customers regarding the use of the bitstream generated by Altera's software. See e.g. Lessani Conf. Decl., Ex. 30. Altera has coupled this evidence with evidence suggesting that Clear Logic knew the misrepresentations were, at a minimum, misleading. Lessani Conf. Decl., Ex. 6. Whether the alleged misstatements were made with the requisite intent must be evaluated by a jury. Therefore, the Court denies summary judgment on the tortious interference with prospective business claim.

C. Clear Logic's Claim for Unfair Competition

        Clear Logic alleges in its counterclaim that Altera has unfairly competed with Clear Logic by falsely telling customers that it would be a breach of the use restriction for those customers to send the bitstream to Clear Logic for the purpose of programming a Clear Logic device. Altera seeks summary judgment on Clear Logic's claim for unfair competition on numerous grounds, including, inter alia, that its statements about the software use restriction are not actionable because they were true. As discussed above, the Court finds that the software use restriction prohibits use of the software for programming non-Altera devices. Therefore, Altera's statements to the public were accurate. Nevertheless, Clear Logic argues that a statement, even if true, is actionable if it is likely to mislead or deceive the customer. However, Clear Logic has presented no evidence to suggest that Altera's statements were misleading or deceptive. Therefore, Altera is entitled to summary judgment on the unfair competition claim.

                                  V. CONCLUSION

        For the reasons set forth above, Clear Logic's motion for summary judgment on the tortious interference claims is DENIED, and Altera's motion for summary judgment on the unfair competition counterclaim is GRANTED.

        Dated: October 15, 2001

                                            /s/ JAMES WARE
                                            ------------------------------------
                                                JAMES WARE
                                                United States District Judge


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THIS IS TO CERTIFY THAT COPIES OF THIS ORDER HAVE BEEN MAILED TO:

Paul H. Heller
Philip J. McCabe
Kenyon & Kenyon
River Park Towers
333 West San Carlos, Suite 600
San Jose, Ca. 95110

G. Hopkins Guy III
Orrick, Herrington & Sutcliffe LLP
1020 Marsh Road
Menlo Park, Ca 94025

Terrence P. McMahon
Richard F. Cauley
McDermott,Will & Emery
2700 Sand Hill Road
Menlo Park, Ca 94025

Kenneth W. Brakebill
James J. Brosnahan
Morrison & Foerster LLP
425 Market Street
San Francisco, Ca. 94105-2482

Karl J. Kramer
Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, Ca. 94304-1018

DATED:                                      RICHARD W. WIEKING, CLERK

                                            BY:    /s/ RONALD L. DAVIS
                                               ---------------------------------
                                                   RONALD L. DAVIS
                                                   COURTROOM DEPUTY



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